(THE JENSEN PORTFOLIO LOGO)

                                 ANNUAL REPORT
                                  MAY 31, 2000

LETTER FROM THE INVESTMENT ADVISER

To the Shareholders:

  The Jensen Portfolio's fiscal year ended on May 31st, a period of extraordinary volume and extraordinary volatility; in other words, a year during which the market had more bouts with its age-old problem of schizophrenia than usual. The year brought some new language as well, with terms such as "New Economy" and "Old Economy." The former included a group of high-tech, biotech, dot.com, e-tailers, and B2B companies. The latter consisted of firms whose management was left trying to convince analysts that being profitable and growing at manageable rates were desirable attributes.

  The real battle being waged in both "Economies" was the fight for competitive advantage. Simply stated, possessing a competitive advantage permits a firm to earn premium rates of return. Management that can maintain an advantage is able to sustain that premium. Microsoft stands to be broken in half because of its alleged heavy-handed use of its competitive advantage; analysts believe that the number of hits a dot.com company receives on its web-site determines its competitive position; and companies in the Portfolio such as State Street, Adobe Systems and American Power Conversion soared because investors recognized they were winning the competitive battle.

  The tools of competitive advantage are intangible assets: brands, trademarks and patents. Amazon.com, Yahoo!, Coca-Cola and Pampers are all icons that allow firms to distinguish themselves from their rivals. The large number of issues and dollars invested in New Economy companies brought out the problem of valuing intangible assets, since those firms have little in the way of hard assets, such as real estate and equipment. While Generally Accepted Accounting Principles can be complicated enough for tangible assets (depreciation schedules, capital expenditures and equipment expenses), GAAP largely avoided dealing with the matter of intangible assets. For example, Baruch Lev, Professor of Accounting and Finance at NYU, estimated in CFO magazine that Merck's patented medicines plus new drugs in its pipeline were worth $48 billion in 1998 versus its GAAP-calculated book value of $12.6 billion.

  Although some analysts have estimated the value of companies that have prospects for rapid growth but no immediate prospect of profitability (i.e. New Economy issues), their work has highlighted the importance of the value of intangible assets. Their argument is simply that a competitive advantage in any viable enterprise may be worth a great deal more than real estate and equipment. Of course, this is as applicable to companies in the Old Economy as well as the New.

  The point is belabored because it applies to the investment strategy employed in the Portfolio. From the beginning, our strategy was to acquire shares in companies that had both a positive outlook and had exhibited a sustained advantage over their rivals. We believed that not only do branded, trademarked or patented products provide a more consistent flow of cash than their competition, a company's management could be judged by its ability to defend its current market position as well as "grow" its products by brand extension (adding "Ivory Liquid" to the Ivory Soap product line) or by entering new geographic markets. In May 1995, after a long period of testing, the strategy was augmented--and refined--by our forecasting the cash earnings each company would generate from its tangible and intangible assets. Given that forecast, a company's present business value (its real value as opposed to its market value) can be derived mathematically. This enabled us to compare our calculation of "real" value to market value, and therefore the ability to acquire companies that the market was pricing at a significant discount to our calculated value.

  If, as investment managers, we are satisfied with our estimate of the true value of a company as an ongoing business, then we must look for opportunities to acquire them in the market at a reasonable price. This discount to real value serves as either an opportunity to catch up or as a shield at times when either the market changes or something goes awry in the business.

                        ------------------------------

  The Portfolio experienced its most successful single year, up some 27.65%, a condition we would hope that could be repeated but do not expect it to. When we commit to a company, we are committing to a condition that might exist five years down the road. We do not expect a stock to rise (a) because we bought it,
(b) because it is down from recent highs, or (c) up from recent lows. We do not expect that because we acquired it at 67 cents on the dollar that it will sell for a dollar within the year (although some issues in the Portfolio have had that unusual experience); we do expect that as long as the company has the capability to consistently generate excess cash, that its shareholders will be rewarded at rates equal to that growth over time.

  So, as pleased as we are to report its single year performance (as well as its five-star rating in Mutual Fund Magazine), its purpose remains unchanged: to satisfy the needs of investors over the long-term.

Sincerely,

/s/ Val Jensen

Val Jensen
Chairman, Jensen Investment Management

                              THE JENSEN PORTFOLIO
                         TOTAL RETURNS VS. THE S&P 500

     DATE                 THE JENSEN PORTFOLIO         S&P 500 STOCK INDEX
     AUG. 3, '92                $10,000                      $10,000
     NOV. 30, '92               $10,360                      $10,283
     MAY 31, '93                 $9,428                      $10,885
     NOV. 30, '93                $9,233                      $11,321
     MAY 31, '94                 $8,991                      $11,348
     NOV. 30, '94                $9,115                      $11,440
     MAY 31, '95                $10,325                      $13,640
     NOV. 30, '95               $11,643                      $15,671
     MAY 31, '96                $12,818                      $17,519
     NOV. 30, '96               $14,611                      $20,037
     MAY 31, '97                $15,709                      $22,672
     NOV. 30, '97               $17,340                      $25,751
     MAY 31, '98                $18,581                      $29,629
     NOV. 30, '98               $20,456                      $31,843
     MAY 31, '99                $21,464                      $35,859
     NOV. 30, '99               $23,296                      $38,498
     MAY 31, '00                $27,398                      $39,618

FOR THE PERIOD ENDING MAY 31, 2000

                                                 AVERAGE ANNUAL
                                  --------------------------------------------
                     ONE YEAR     THREE YEAR     FIVE YEAR     SINCE INCEPTION
                     --------     ----------     ---------     ---------------
THE JENSEN
PORTFOLIO:            27.65%        20.35%        21.53%           13.73%

S&P500
STOCK INDEX:          10.48%        20.43%        23.74%           19.21%

THE S&P 500 STOCK INDEX IS AN UNMANAGED BUT COMMONLY USED MEASURE OF COMMON STOCK TOTAL RETURN PERFORMANCE. THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 8/3/92 (INCEPTION). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. PAST PERFORMANCE IS NOT PREDICATIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE DIRECTORS AND SHAREHOLDERS OF THE JENSEN PORTFOLIO, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Jensen Portfolio, Inc. (the "Fund") at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS, LLP
Portland, Oregon
June 27, 2000

STATEMENT OF ASSETS & LIABILITIES
MAY 31, 2000

ASSETS:
Investments, at value (cost $18,187,451)                          $30,565,106
Cash                                                                   50,000
Income receivable                                                      28,049
Other assets                                                              899
                                                                  -----------
                    TOTAL ASSETS                                   30,644,054
                                                                  -----------

LIABILITIES:
Payable to Investment Advisor                                          12,648
Payable to directors                                                   15,796
Payable for securities purchased                                       61,980
Accrued expenses                                                       28,563
                                                                  -----------
                    TOTAL LIABILITIES                                 118,987
                                                                  -----------

NET ASSETS                                                        $30,525,067
                                                                  -----------
                                                                  -----------

NET ASSETS CONSIST OF:
Capital stock                                                     $17,259,505
Unrealized appreciation on investments                             12,377,655
Accumulated undistributed net investment income                        38,191
Accumulated undistributed net realized gain                           849,716
                                                                  -----------
                    TOTAL NET ASSETS                              $30,525,067
                                                                  -----------
                                                                  -----------

NET ASSET VALUE PER SHARE, 1,371,717
  SHARES OUTSTANDING (100,000,000 SHARES
  AUTHORIZED, $.001 PAR VALUE)                                         $22.25
                                                                       ------
                                                                       ------

                       See notes to financial statements.

SCHEDULE OF INVESTMENTS
MAY 31, 2000

Number of Shares                                                 Market Value
----------------                                                 ------------
            COMMON STOCK 94.27%

            ADVERTISING 4.40%
  16,000    Omnicom Group Inc.                                    $ 1,343,000
                                                                  -----------

            BANKS 6.03%
  16,500    State Street Corporation                                1,839,750
                                                                  -----------

            BEVERAGES 3.32%
  19,000    The Coca-Cola Company                                   1,014,125
                                                                  -----------

            CHEMICAL SPECIALTY 1.59%
  25,000    WD-40 Company                                             485,937
                                                                  -----------

            COMPUTER & PERIPHERALS 6.49%
  47,000    American Power Conversion
              Corporation #<F1>                                     1,665,563
  10,000    MICROS Systems, Inc. #<F1>                                316,250
                                                                  -----------
                                                                    1,981,813
                                                                  -----------

            COMPUTER SOFTWARE SERVICES 13.62%
  11,000    Adobe Systems
              Incorporated                                          1,238,187
  34,000    Automatic Data
              Processing, Inc.                                      1,867,875
  30,000    Paychex, Inc.                                           1,050,000
                                                                  -----------
                                                                    4,156,062
                                                                  -----------

            DRUGS 3.76%
  15,400    Merck & Co., Inc.                                       1,149,225
                                                                  -----------

            ELECTRICAL EQUIPMENT 2.07%
  12,000    General Electric Company                                  631,500
                                                                  -----------

            FOOD PROCESSING 2.36%
  40,000    Sara Lee Corporation                                      720,000
                                                                  -----------

            HOUSEHOLD PRODUCTS 9.11%
  45,000    The Clorox Company                                      1,783,125
  15,000    The Procter & Gamble
              Company                                                 997,500
                                                                  -----------
                                                                    2,780,625
                                                                  -----------

            INDUSTRIAL SERVICES 5.44%
  60,000    Equifax Inc.                                            1,661,250
                                                                  -----------

            MEDICAL SUPPLIES 16.16%
  43,000    Abbott Laboratories                                     1,749,563
  36,000    Medtronic, Inc.                                         1,858,500
  35,000    Stryker Corporation                                     1,323,438
                                                                  -----------
                                                                    4,931,501
                                                                  -----------

            NEWSPAPERS 4.24%
  20,000    Gannett Co., Inc.                                       1,295,000
                                                                  -----------

            PRECISION INSTRUMENTS 5.18%
  45,000    Dionex Corporation #<F1>                                1,580,625
                                                                  -----------

            SEMICONDUCTORS 6.13%
  15,000    Intel Corporation                                       1,870,312
                                                                  -----------

            THRIFT INDUSTRY 4.37%
  30,000    Freddie Mac                                             1,335,000
                                                                  -----------
            Total Common Stock
            (Cost $16,398,070)                                     28,775,725
                                                                  -----------

            SHORT-TERM INVESTMENTS 5.86%
            VARIABLE RATE DEMAND NOTES*<F2> 5.86%
$741,067    American Family Financial
              Services, Inc., 6.2252%                                 741,067
 799,414    Firstar Bank, N.A.,
              6.3913%                                                 799,414
 248,900    Sara Lee Corporation,
              6.2413%                                                 248,900
                                                                  -----------
            Total Short-Term Investments
            (Cost $1,789,381)                                       1,789,381
                                                                  -----------
            Total Investments 100.13%
            (Cost $18,187,451)                                     30,565,106
                                                                  -----------
            Liabilities, Less
              Other Assets (0.13)%                                    (40,039)
                                                                  -----------
            NET ASSETS  100.00%                                   $30,525,067
                                                                  -----------
                                                                  -----------

#<F1>  Non income producing security.

*<F2> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates are as of May 31, 2000.

                       See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2000

INVESTMENT INCOME:
Dividend income                                                    $  259,752
Interest income                                                        68,926
                                                                   ----------
                                                                      328,678
                                                                   ----------

EXPENSES:
Investment advisory fees                                              131,261
Administration fees                                                    25,254
Shareholder servicing and accounting                                   38,064
Custody fees                                                            5,082
Federal and state registration fees                                     1,312
Professional fees                                                      25,218
Reports to shareholders                                                 4,392
Directors' fees and expenses                                           16,452
Other                                                                     634
                                                                   ----------
               Total expenses                                         247,669
                                                                   ----------
NET INVESTMENT INCOME                                                  81,009
                                                                   ----------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investment
  transactions                                                      4,292,483
Change in unrealized appreciation
  on investments                                                    2,201,549
                                                                   ----------
Net gain on investments                                             6,494,032
                                                                   ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $6,575,041
                                                                   ----------
                                                                   ----------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED     YEAR ENDED
                                                   MAY 31, '00    MAY 31, '99
                                                   -----------    -----------
OPERATIONS:
  Net investment income                            $    81,009    $    59,962

  Net realized gain (loss) on
    investment transactions                          4,292,483       (281,552)

  Change in unrealized
    appreciation on
    investments                                      2,201,549      3,400,417
                                                   -----------    -----------

  Net increase in net assets
    resulting from operations                        6,575,041      3,178,827
                                                   -----------    -----------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                        3,319,403      2,502,390

  Shares issued to holders in
    reinvestment of dividends                        1,634,263         45,090

  Shares redeemed                                   (2,445,615)    (1,011,162)
                                                   -----------    -----------
  Net increase                                       2,508,051      1,536,318
                                                   -----------    -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
  Net investment income                                (42,818)       (59,962)
  In excess of net investment
    income #<F3>                                            --        (12,712)
  From net realized gains                           (3,058,051)            --
                                                   -----------    -----------
  Total dividends and
    distributions                                   (3,100,869)       (72,674)
                                                   -----------    -----------

INCREASE
  IN NET ASSETS                                      5,982,223      4,642,471

NET ASSETS:
  Beginning of period                               24,542,844     19,900,373
                                                   -----------    -----------

  End of period (including
    undistributed net investment
    income of $38,191 and
    $0, respectively)                              $30,525,067    $24,542,844
                                                   -----------    -----------
                                                   -----------    -----------

#<F3>  On a tax basis, this is not a return of capital.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                              YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
Per Share Data:                               MAY 31, '00     MAY 31, '99     MAY 31, '98      MAY 31, '97     MAY 31, '96
                                              -----------     -----------     -----------      -----------     -----------
Net asset value,
  beginning of period                            $19.42          $16.87          $14.78          $12.16            $9.94

Income from investment
  operations:
  Net investment income                            0.06            0.05            0.23            0.10             0.15
  Net realized and unrealized
     gains on investments                          5.30            2.56            2.46            2.63             2.23
                                                 ------          ------          ------          ------           ------
  Total from investment
     operations                                    5.36            2.61            2.69            2.73             2.38
                                                 ------          ------          ------          ------           ------
Less distributions:
  Dividends from net investment
    income                                        (0.03)          (0.05)          (0.23)          (0.10)           (0.15)
  Distribution in excess of net
    investment income                                --           (0.01)             --           (0.01)           (0.01)
  From net realized gains                         (2.50)             --           (0.37)             --               --
                                                 ------          ------          ------          ------           ------
                                                  (2.53)          (0.06)          (0.60)          (0.11)          (0.16)
                                                 ------          ------          ------          ------           ------
Net asset value,
  end of period                                  $22.25          $19.42          $16.87          $14.78           $12.16
                                                 ------          ------          ------          ------           ------
                                                 ------          ------          ------          ------           ------

Total return                                     27.65%          15.51%          18.28%          22.56%           24.14%

Supplemental data and ratios:
  Net assets,
     end of period                          $30,525,067     $24,542,844     $19,900,373     $14,511,087      $11,257,030

  Ratio of expenses to
    average net assets(1)<F4>                     0.94%           0.96%           1.02%           1.32%            1.20%

  Ratio of net investment income to
    average net assets(1)<F4>                     0.31%           0.27%           1.44%           0.61%            1.23%

  Portfolio turnover rate                        32.35%          13.87%          20.80%          24.50%           47.93%

(1)<F1> Without expense waivers or voluntary reimbursements of $4,043 for the year ended May 31, 1997 and $30,602 for the year ended May 31, 1996, the ratio of expenses to average net assets would have been 1.35% and 1.49%, respectively, and the ratio of net income to average net assets would have been 0.58% and 0.94%, respectively. For the years ended May 31, 2000, May 31, 1999 and May 31, 1998 the ratio of expenses to average net assets was less than the annual expense limit.

                       See notes to financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2000

1. ORGANIZATION AND SIGNIFICANT
   ACCOUNTING POLICIES

The Jensen Portfolio, Inc. (the "Fund") was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940. The principal investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on June 29, 1992 ("initial shares"). The Fund commenced operations on August 3, 1992.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Securities that are listed on United States stock exchanges are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, then at the average of the last available bid and ask prices. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the last sale price on the day the securities are valued, or if there has been no sale on that day, then at the average of the current bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund's Board of Directors. There were no securities valued by the Board of Directors for the year ended May 31, 2000. Variable rate demand notes are valued at cost which approximates market value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends to shareholders are recorded on ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent financial reporting and tax differences are reclassified to capital stock.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded on trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

2. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                                YEAR ENDED        YEAR ENDED
                                               MAY 31, '00        MAY 31, '99
                                               -----------        -----------
Shares sold                                       152,314            138,587
Shares issued to holders in
  reinvestment of dividends                        73,465              2,605
Shares redeemed                                  (117,824)           (56,871)
                                                ---------          ---------
Net increase                                      107,955             84,321

Shares outstanding:
Beginning of period                             1,263,762          1,179,441
                                                ---------          ---------
End of period                                   1,371,717          1,263,762
                                                ---------          ---------
                                                ---------          ---------

3. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 2000, were $8,129,892 and $9,930,730, respectively.

At May 31, 2000, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                                                    $12,725,802
(Depreciation)                                                     (348,147)
                                                                -----------
Net appreciation on
   investments                                                  $12,377,655
                                                                -----------
                                                                -----------

At May 31, 2000, the cost of investments for federal income tax purposes was $18,187,451.

4. INVESTMENT ADVISORY ANDOTHER
   AGREEMENTS

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund's daily net assets.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.

5. EXPENSE GUARANTEE

In order to limit the Fund's expenses, the Investment Adviser has guaranteed that certain expenses payable by the Fund (including, but not limited to, management fees, legal, audit, custodial, printing and other regular Fund expenses, but excluding brokerage commissions, taxes, interest, organizational costs and other expenses that are capitalized, and all extraordinary items such as litigation or indemnification expenses) will not exceed specified levels in any fiscal year. If the Fund's regular operating expenses exceed the applicable limit specified below (expressed as a percentage of average daily net assets on an annual basis), the Investment Adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess:

      Average Daily Net                        Annual
     Assets for the Year                   Expense Limit
     -------------------                   -------------
  $100,000 -  $10,000,000                      2.00%
  $10,000,001 - $15,000,000                    1.75%
  $15,000,001 - $25,000,000                    1.50%
  $25,000,001 - $50,000,000                    1.25%
  $50,000,001 - $100,000,000                   1.00%
  $100,000,001 and above                       0.75%

Any reduction in management fees or reimbursement of expenses by the Investment Adviser required pursuant to the above expense guarantee will be computed and accrued daily, paid monthly and adjusted annually on the basis of the Fund's average daily net assets for the year.

6. DISTRIBUTIONS

On June 23, 2000 an ordinary income dividend of $0.03260544 per share aggregating $45,109 was declared. The distribution was paid on June 23, 2000 to shareholders of record on June 22, 2000.

JENSEN INVESTMENT MANAGEMENT

2130 Pacwest Center
1211 SW Fifth Avenue
Portland, OR 97204-3721

503-274-2044
800-221-4384
Fax 503-274-2031